Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2024 Insight Direct USA, Inc. All Rights Reserved. 1 Insight Enterprises, Inc. Fourth Quarter and Full Year 2023 Earnings Conference Call and Webcast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 24 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, including expectations related to SADA, our expectations regarding supply constraints, our expectations regarding backlog shipments, our expectations as it relates to the holders of our convertible senior notes, future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non- GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 34 Table of Contents ◦ Solutions Integrator Strategy ◦ Areas of Expertise ◦ Solutions at Work ◦ Awards and Recognitions ◦ Fourth Quarter and Full Year 2023 Highlights and Performance ◦ 2027 KPIs for Success ◦ 2024 Outlook ◦ Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 44 Our strategy is to become THE leading SOLUTIONS INTEGRATOR The pillars of our strategy are: DRIVE PROFITABLE GROWTH We relentlessly pursue high performance, operational excellence and profitable growth. Put clients first We put our clients first, delivering essential value that contributes to their success and making us the partner they can't live without. Deliver differentiation Our combination of innovative and scalable solutions, exceptional talent and unique portfolio strategy gives us a differentiated advantage. Champion culture Our teammates and our culture are our biggest assets. We champion them to deliver the best.

Well Positioned to Help Organizations

Modern Workplace

Create a productive, flexible and secure workplace

Intelligent Edge

Gather and utilize data in the most efficient way possible to enable real-time decision-making and affect pivotal outcomes

Modern Apps

Create new product experiences and transform legacy applications to drive increased business value


Our
expertise

Data and AI

Leverage analytics and AI to transform business operations and user experiences

Modern Infrastructure

Architect and modernize multicloud and networking solutions to drive business transformation

Cybersecurity

Mitigate risks and secure business assets

Our services

Managed Services

Eliminate business disruption and strategically align resources

Consulting Services

Create competitive advantages and improve operations by aligning business goals to IT and product strategies

Lifecycle Services

Simplify supply chain and streamline costs across the global hardware and software lifecycle

Insight
Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2024 Insight Direct USA, Inc. All Rights Reserved.
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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 64 2023 Records • Gross margin: 18.2% • Cloud gross profit: $429 million • Insight Core Services gross profit: $273 million • Adjusted diluted earnings per share*: $9.69 • Operating cash flow: $620 million • Adjusted EBITDA* margin: 5.7% • Diluted earnings per share**: $7.55 * See Appendix for reconciliation of non-GAAP measures ** Included for presentation of closest GAAP measure (not a record)

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 74 Acquisitions Amdaris • Increased our digital and cloud enablement capabilities in EMEA • A Microsoft Gold certified partner for >10 years and award-winning Cloud and application modernization company based in the UK • Brings more than 800 employees, the majority of whom are engineers and developers, making it an ideal addition to our existing application and data practices SADA • Expanded our multi-cloud capabilities and services business in North America • Positions us as a leader with two of the three major hyperscalers, including the leaders in generative AI • A leading Google Cloud and technology consultancy and six-time Google Cloud Partner of the Year • Adds approximately 850 employees, over 400 technical experts with deep capabilities across the Google Cloud Platform, Google Workspace, Security, and Data Analytics

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 84 Global Consumer Products Company Overcomes Cyber Attack The challenge: The results: • This global manufacturer had a cyber breach • Critical systems were impacted, including infrastructure and credentials, leading to a total outage • Operations teams were offshore and unavailable to help in recovery efforts with remote access being revoked • Hundreds of millions in revenue were ultimately lost due to the significance of this breach • Enhanced security with isolated IT and OT operations • Developed network security architecture and roadmap to protect against future incidents • Improved management and visibility of systems globally The solution: • The Insight team responded immediately with: • Resources on site within two days to provide strategic guidance to secure the client's operating systems • Expert engineers at global on-prem sites to restore critical infrastructure • Support for recovery at HQ, including MFA resets for 10k+ employees • Comprehensive roadmap and pipeline of projects to bolster security posture going forward • Improved management and visibility of systems • Isolation of IT and OT (Operational Technology) through network and security segmentations: a future incident at one location would not impact the entire enterprise

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 94 Efficient, Secured, Scalable and Unified Data Platform for a Large Retailer The challenge: The results: • Disparate technology stack due to multiple acquisitions and rapid expansion • Disparate data sources hampered agility and informed decision-making • No systematic way to drive data and extract valuable insights • Streamlined data flow, slashing processing times and enabling faster data access and analysis • Quicker decision-making and improved business agility • Overall Impact: A secure, scalable, and unified data platform that empowers data-driven decisions across the company, driving business growth • A secure and reliable data warehouse on Google Cloud with robust security integrated to reduce exfiltration • Central data repository consolidating fragmented data sources for a unified view of critical business info • Agile and efficient data platform designed for scalability, meeting growing data volume and processing needs The solution:

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 104 Awards U.S. Best Places to Work International Best Places to Work No. 1 | Inland Northwest No. 3 | Phoenix Business Journal No. 9 | Phoenix Healthiest Workplaces No. 13 | Forbes Best Employers in Ohio No. 16 | Best Tech Internships Achievers 50 Most Engaged Workplaces No. 7 | Italy Best Workplaces No. 11 | UK Best Workplaces No. 13 | Spain Best Workplaces No. 16 | UK Best Workplaces for Wellbeing No. 27 | UK Best Workplaces for Women UK Best Workplaces in Tech No. 2 | Singapore Best Workplaces in Tech No. 11 | Australia Best Workplaces in Tech No. 15 | Australia Best Workplaces No. 27 | Australia Best Workplaces for Women 100% | AsianUpward Workplace Excellence Certified | Great Place to Work in China, Hong Kong, New Zealand, Philippines

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 114 2023 Industry and Partner Recognitions • Magic Quadrant™ for Software Asset Management Managed Services • Magic Quadrant™ for Public Cloud IT Transformation Services • Microsoft Azure Expert MSP (4 years in a row) • Achieved all 6 MS Security specializations • Solution Assessments Partner of the Year • Australia Partner of the Year • Western Europe Managed Service Provider Partner of the Year • Hong Kong Partner of the Year • EMEA Surface Reseller Partner of the Year • Canada Inclusion Changemaker Impact Award • Canada Modern Marketing Impact Award • U.S. Azure Cloud Native App Development Partner of the Year • U.S. Retail & Consumer Goods Partner of the Year

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 124 Q4/Full Year 2023 Performance (Changes against prior year period) Q4 2023 $130M increase of 43% CLOUD GROSS PROFIT Q4 2023 $69M increase of 7% INSIGHT CORE SERVICES GROSS PROFIT FY 2023 $429M increase of 26% FY 2023 $273M increase of 8%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 134 Q4/Full Year 2023 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures ** Reference “Constant currency” section on slide 2 of this presentation *** For the twelve months ended December 31, 2023 Q4 2023 $2.2B decrease of 11% NET SALES MARGINS Q4 2023 $436M increase of 4% GROSS PROFIT 54% services as a % of total gross profit and 26% cloud as a % of total gross profit*** FY 2023 $9.2B decrease of 12% FY 2023 $1.7B increase of 2% Q4 2023 FY 2023 GROSS MARGIN 18.2% up 250 bps EFO MARGIN 4.6% up 60 bps ADJUSTED EFO* MARGIN 5.4% up 90 bps EARNINGS FROM OPERATIONS Q4 2023 $132M increase of 16% FY 2023 $420M increase of 1% ADJUSTED EARNINGS FROM OPERATIONS* Q4 2023 $149M increase of 16% GROSS MARGIN 19.5% up 270 bps EFO MARGIN 5.9% up 130 bps ADJUSTED EFO* MARGIN 6.6% up 150 bps FY 2023 $492M increase of 5%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 144 Q4/Full Year 2023 Performance (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures Q4 2023 $91M increase of 17% EARNINGS HEADCOUNT Skilled, certified consulting, and service delivery professionals NET EARNINGS DILUTED EARNINGS PER SHARE FY 2023 $281M flat YoY Q4 2023 $2.42 increase of 14% FY 2023 $7.55 decrease of 1% Q4 2023 $158M increase of 17% FY 2023 $525M increase of 7% CASH CONVERSION CYCLE 29 DAYS down 11 days ADJUSTED EBITDA* NET CASH FROM OPERATIONS $206M QTD/$620M YTD Days sales outstanding (DSO) +27 days Days inventory outstanding (DIO) -3 days Days purchases outstanding (DPO) +(35) days Q4 2023 $2.98 increase of 18% FY 2023 $9.69 increase of 6% ADJUSTED DILUTED EARNINGS PER SHARE* CASH FLOWS AND CASH CYCLE SERVICE DELIVERY SCALE 6,000+

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 154 2027 KPIs for Success KPIs 2023 2027 Cloud GP Growth** 26% 16% - 20% 5-year CAGR Core services GP Growth** 8% 16% - 20% 5-year CAGR Adjusted EBITDA Margin* 5.7% 6.5% - 7.0% Adjusted DEPS* Growth** 6% 19% - 22% 5-year CAGR Adjusted ROIC* 17.3% >25% Adjusted free cash flow as % of Adjusted net earnings* 173% >90% * Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA margin, the Company is unable to reasonably estimate the impact of such adjustments, if any, to net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA margin. See Appendix and elsewhere in this presentation for reconciliation of historical non-GAAP measures ** Growth and CAGR baseline year is 2022 Note: Insight Core services is defined as services Insight delivers and manages. Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 164 $2.2B NET SALES decrease of 11% y/y $436M GROSS PROFIT increase of 4% y/y $9.2B* decrease of 12% y/y * For the twelve months ended December 31, 2023 $1.7B* increase of 2% y/y $2.5B $2.3B $2.3B $2.3B $2.2B Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 $7.7B $8.3B $9.4B $10.4B $9.2B 2019 2020 2021 2022 2023 $421M $391M $433M $409M $436M Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 $1.1B $1.3B $1.4B $1.6B $1.7B 2019 2020 2021 2022 2023 16.8% 16.8% 18.4% 18.0% 19.5% 14.7% 15.6% 15.3% 15.7% 18.2% Gross Margin Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 174 $897M* $408M SERVICES NET SALES increase of 6% y/y $248M SERVICES GROSS PROFIT increase of 16% y/y $1.5B* increase of 4% y/y * For the twelve months ended December 31, 2023 increase of 12% y/y $384M $356M $404M $376M $408M Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 $213M $196M $237M $216M $248M Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 $531M $625M $708M $800M $897M 2019 2020 2021 2022 2023 $999M $1,168M $1,316M $1,483M $1,544M 2019 2020 2021 2022 2023 56% 55% 59% 57% 61% Gross Margin 53% 53% 54% 54% 58% Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 184 $69M INSIGHT CORE SERVICES GROSS PROFIT $130M CLOUD GROSS PROFIT increase of 43% y/y $273M* increase of 8% y/y * For the twelve months ended December 31, 2023 Note: Insight Core services is defined as services Insight delivers and manages $429M* increase of 26% y/y $65M $61M $72M $71M $69M Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 $167M $196M $221M $253M $273M 2019 2020 2021 2022 2023 $91M $88M $115M $96M $130M Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 $162M $218M $264M $340M $429M 2019 2020 2021 2022 2023 28% 28% 30% 31% 30% Gross Margin 26% 27% 27% 27% 30% Trailing twelve months Trailing twelve months increase of 7% y/y

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 194 EARNINGS FROM OPERATIONS increase of 16% y/y ADJUSTED EARNINGS FROM OPERATIONS** $420M* $128M $94M $130M $120M $149M Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 $282M $322M $362M $467M $492M 2019 2020 2021 2022 2023 * For the twelve months ended December 31, 2023 ** See Appendix for reconciliation of non-GAAP measures $149M increase of 16% y/y $492M* increase of 5% y/y $132M $114M $77M $119M $92M $132M Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 increase of 1% y/y $241M $272M $332M $414M $420M 2019 2020 2021 2022 2023 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 204 DILUTED EARNINGS PER SHARE increase of 14% y/y ADJUSTED DILUTED EARNINGS PER SHARE** $7.55* $2.53 $1.78 $2.56 $2.37 $2.98 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 $5.42 $6.19 $7.10 $9.11 $9.69 2019 2020 2021 2022 2023 * For the twelve months ended December 31, 2023 ** See Appendix for reconciliation of non-GAAP measures $2.98 increase of 18% y/y $9.69* increase of 6% y/y $2.42 $2.13 $1.34 $2.17 $1.62 $2.42 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 decrease of 1% y/y $4.43 $4.87 $5.95 $7.66 $7.55 2019 2020 2021 2022 2023 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 214 SADA 2023 Results, Seasonality and Impact on 2024 Guidance Q4 • Immediately accretive to 2023 results - contributing 110 basis points to our Q4 margin expansion • Performed at top end of our December guidance range Annual Seasonality • The second half of the year typically contributes over 100% of full year SADA adjusted EBITDA ◦ Q4 is typically between 70-75% of the total adjusted EBITDA • SADA typically reports negative adjusted EBITDA in the first half ◦ Q1 is significantly negative with Q2 being breakeven • In 2024, we expect SADA to contribute between $0.55 to $0.65 of adjusted diluted earnings per share* • Cash flow dynamic of the SADA business is consistent and growing * Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2024 forecast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 224 Full Year 2024 Outlook Assumptions: As of February 15, 2024 Gross profit growth1 mid to high teens Gross margin approximately 19% Adjusted diluted EPS* $10.50 - $10.80 Interest expense $40 - $42 million Effective tax rate 26% Capital expenditures $50 - $55 million Average share count 35.2 million Other Exclusions and Assumptions: • Excludes acquisition-related intangibles amortization expense of approximately $60 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments or the macroeconomic environment * Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2024 forecast 1Operating expenses expected to grow at a higher rate than gross profit

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2024 Insight Direct USA, Inc. All Rights Reserved. 23 Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 244 FY 2023 | Financial Performance Twelve Months Ended December 31, US Dollars in $000s, except for per share data 2023 2022 Change Consolidated IEI Net sales $9,175,840 $10,431,191 (12) % Net sales, constant currency* (12) % Product net sales $7,631,388 $8,947,787 (15) % Services net sales $1,544,452 $1,483,404 4 % Gross profit $1,669,525 $1,636,567 2 % Gross margin 18.2% 15.7% 250 bps Gross profit, constant currency* 2 % Product gross profit $772,210 $836,535 (8) % Services gross profit $897,315 $800,032 12 % GAAP earnings from operations $419,795 $413,700 1 % Adjusted earnings from operations** $492,127 $466,610 5 % GAAP diluted earnings per share $7.55 $7.66 (1) % Adjusted diluted earnings per share** $9.69 $9.11 6% * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 254 * See Appendix for reconciliation of non-GAAP measures Consolidated IEI Financial Metrics Three Months Ended Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Net Sales YoY (2) % (12) % (14) % (11) % (11) % Gross Margin 16.8% 16.8% 18.4% 18.0% 19.5 % GAAP EFO $114.0M $77.5M $118.6M $91.9M $131.9M GAAP EFO YoY 22% (3) % (8) % 2% 16 % GAAP EFO Margin 4.6% 3.3% 5.0% 4.1% 5.9 % Adjusted EFO* $128.3M $94.0M $129.7M $119.8M $148.7M Adjusted EFO* YoY 25% 5% (8) % 12% 16 % Adjusted EFO* Margin 5.1% 4.0% 5.5% 5.3% 6.6 % GAAP Diluted EPS $2.13 $1.34 $2.17 $1.62 $2.42 GAAP Diluted EPS YoY 26% (12) % (10) % 3% 14 % Adjusted Diluted EPS* $2.53 $1.78 $2.56 $2.37 $2.98 Adjusted Diluted EPS* YoY 25% (2) % (8) % 19% 18 % Twelve Months Ended 2019 2020 2021 2022 2023 Net Sales YoY 9% 8% 13% 11% (12) % Gross Margin 14.7% 15.6% 15.3% 15.7% 18.2 % GAAP EFO $240.6M $271.6M $332.1M $413.7M $419.8M GAAP EFO YoY 3% 13% 22% 25% 1 % GAAP EFO Margin 3.1% 3.3% 3.5% 4.0% 4.6 % Adjusted EFO* $281.8M $322.4M $362.5M $466.6M $492.1M Adjusted EFO* YoY 11% 14% 12% 29% 5 % Adjusted EFO* Margin 3.6% 3.9% 3.8% 4.5% 5.4 % GAAP Diluted EPS $4.43 $4.87 $5.95 $7.66 $7.55 GAAP Diluted EPS YoY (3) % 10% 22% 29% (1) % Adjusted Diluted EPS* $5.42 $6.19 $7.10 $9.11 $9.69 Adjusted Diluted EPS* YoY 9% 14% 15% 28% 6%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 264 Services Financial Metrics Three Months Ended Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Services Revenue $384M $356M $404M $376M $408M Services Revenue YoY 9% 5% 2% 3% 6% Services Gross Profit $213M $196M $237M $216M $248M Insight Core Services Gross Profit $65M $61M $72M $71M $69M Agent Services* Gross Profit $148M $136M $165M $145M $178M Services Gross Profit YoY 15% 12% 6% 16% 16% Insight Core Services Gross Profit YoY 11% —% 7% 20% 7% Agent Services* Gross Profit YoY 17% 18% 5% 14% 20% Services Gross Margin 56% 55% 59% 57% 61% Insight Core Services Gross Margin 28% 28% 30% 31% 30% Agent Services* Gross Margin 100% 100% 100% 100% 100% Twelve Months Ended 2019 2020 2021 2022 2023 Services Revenue $999M $1,168M $1,316M $1,483M $1,544M Services Revenue YoY 20% 17% 13% 13% 4% Services Gross Profit $531M $625M $708M $800M $897M Insight Core Services Gross Profit $167M $196M $221M $253M $273M Agent Services* Gross Profit $364M $429M $487M $547M $624M Services Gross Profit YoY 17% 18% 13% 13% 12% Insight Core Services Gross Profit YoY 18% 17% 13% 14% 8% Agent Services* Gross Profit YoY 16% 18% 14% 12% 14% Services Gross Margin 53% 53% 54% 54% 58% Insight Core Services Gross Margin 26% 27% 27% 27% 30% Agent Services* Gross Margin 100% 100% 100% 100% 100% * Represents agent services other than those included in Insight Core services Note 1: Insight Core services is defined as services Insight delivers and manages Note 2: Numbers may not foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 274 * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation GEO Financial Metrics Twelve Months Ended December 31, 2023 North America EMEA APAC $7.4B $1.6B $229.8M (13%) (9%) 1% $1.3B $260.0M $63.6M 1% 4% 8% 18.2% 16.6% 27.7% 250 bps 220 bps 170 bps $362.1M $38.1M $19.6M 3% (14%) 6% $424.4M $47.6M $20.2M 6% (1%) 6% Three Months Ended December 31, 2023 North America EMEA APAC Net Sales $1.8B $390.5M $55.1M Net Sales YoY** (14%) (1%) 1% Gross Profit $353.8M $67.3M $15.0M Gross Profit YoY** 2% 5% 7% Gross Margin 19.8% 17.2% 27.2% Gross Margin YoY 310 bps 90 bps 150 bps GAAP EFO $117.4M $9.9M $4.6M GAAP EFO YoY** 18% (8%) 17% Adjusted EFO* $131.7M $12.1M $4.8M Adjusted EFO* YoY** 17% 2% 16%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 284 Adjusted EBITDA and Debt Covenants Twelve Months Ended December 31, US Dollars in $000s 2023 2022 Adjusted Consolidated EBITDA Net earnings $ 281,309 $ 280,608 Interest expense 48,576 41,577 Taxes 96,545 93,825 Depreciation and amortization of property and equipment 26,245 23,722 Amortization of intangible assets 36,231 32,892 Other* 36,101 20,018 Adjusted consolidated EBITDA $ 525,007 $ 492,642 Net earnings as a % of net sales 3.1% 2.7 % Adjusted consolidated EBITDA margin 5.7% 4.7 % Add: Non-cash stock-based compensation 28,951 22,710 Adjusted Consolidated EBITDAS 553,958 515,352 Less: Capital expenditures (39,252) (70,939) Adjusted consolidated EBITDAS for FCCR Ratio $ 514,706 $ 444,413 Taxes and interest** $ 130,057 $ 118,090 Fixed Charge Coverage Ratio 4.0 3.8 Fixed Charge Coverage $514,706 $130,057 EBITDA-Dividends-CAPEX Fixed Charges $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 Total Leverage Ratio $940,521 $553,958 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 * “Other” includes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, (iv) certain acquisition and integration related expenses, and (v) certain third-party data center service outage related expenses and recoveries ** Tax expense plus interest expense less non-cash imputed interest under the Company’s inventory financing facilities 3.96x 1.7x

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 294 Reconciliation of GAAP to Non-GAAP Financial Measures* Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s 2023 2022 2021 2023 2022 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 131,861 $ 114,016 $ 93,417 $ 419,795 $ 413,700 Amortization of intangible assets 10,988 8,077 7,948 36,231 32,892 Other** 5,823 6,172 1,583 36,101 20,018 Adjusted non-GAAP consolidated EFO $ 148,672 $ 128,265 $ 102,948 $ 492,127 $ 466,610 GAAP EFO as a percentage of net sales 5.9% 4.6% 3.6% 4.6% 4.0 % Adjusted non-GAAP EFO as a percentage of net sales 6.6% 5.1% 4.0% 5.4% 4.5% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable ** Includes transformation costs of $2.6 million and $4.1 million for the three months ended December 31, 2023 and 2022, respectively, and $16.6 million and $12.4 million for the twelve months ended December 31, 2023 and 2022, respectively. Includes data center service outage related recoveries of $3.0 million for the three months ended December 31, 2023 and data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023 with no comparable costs in the prior year periods

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 304 Reconciliation of GAAP to Non-GAAP Financial Measures* Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s, except per share data 2023 2022 2021 2023 2022 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 90,608 $ 77,477 $ 62,133 $ 281,309 $ 280,608 Amortization of intangible assets 10,988 8,077 7,948 36,231 32,892 Amortization of debt discount and issuance costs — — 3,079 — — Other** 5,823 6,172 1,583 36,101 20,018 Income taxes on non-GAAP adjustments (4,287) (3,533) (3,192) (18,016) (13,306) Adjusted non-GAAP consolidated net earnings $ 103,132 $ 88,193 $ 71,551 $ 335,625 $ 320,212 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 2.42 $ 2.13 $ 1.69 $ 7.55 $ 7.66 Amortization of intangible assets 0.29 0.22 0.22 0.97 0.90 Amortization of debt discount and issuance costs — — 0.08 — — Other 0.16 0.17 0.04 0.97 0.55 Income taxes on non-GAAP adjustments (0.11) (0.10) (0.09) (0.48) (0.36) Impact of benefit from note hedge 0.22 0.11 0.09 0.68 0.36 Adjusted non-GAAP diluted EPS $ 2.98 $ 2.53 $ 2.03 $ 9.69 $ 9.11 Shares used in diluted EPS calculation 37,513 36,336 36,871 37,241 36,620 Impact of benefit from note hedge (2,874) (1,459) (1,604) (2,619) (1,466) Shares used in Adjusted non-GAAP diluted EPS calculation 34,639 34,877 35,267 34,622 35,154 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, (vii) certain third-party data center service outage related expenses and recoveries, and (viii) the tax effects of each of these items, as applicable ** Includes transformation costs of $2.6 million and $4.1 million for the three months ended December 31, 2023 and 2022, respectively, and $16.6 million and $12.4 million for the twelve months ended December 31, 2023 and 2022, respectively. Includes data center service outage related recoveries of $3.0 million for the three months ended December 31, 2023 and data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023 with no comparable costs in the prior year periods

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 314 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s 2023 2022 2023 2022 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 117,377 $ 99,341 $ 362,082 $ 350,436 Amortization of intangible assets 9,245 7,563 32,514 30,735 Other** 5,122 5,376 29,763 17,910 Adjusted non-GAAP EFO from North America segment $ 131,744 $ 112,280 $ 424,359 $ 399,081 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 9,899 $ 10,710 $ 38,128 $ 44,264 Amortization of intangible assets 1,635 405 3,277 1,696 Other 591 707 6,165 2,017 Adjusted non-GAAP EFO from EMEA segment $ 12,125 $ 11,822 $ 47,570 $ 47,977 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 4,585 $ 3,965 $ 19,585 $ 19,000 Amortization of intangible assets 108 109 440 461 Other 110 89 173 91 Adjusted non-GAAP EFO from APAC segment $ 4,803 $ 4,163 $ 20,198 $ 19,552 * Adjusted earnings from operations excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) certain third-party data center service outage related expenses and recoveries, and (vii) the tax effects of each of these items, as applicable ** Includes transformation costs of $2.6 million and $4.1 million for the three months ended December 31, 2023 and 2022, respectively, and $16.6 million and $12.4 million for the twelve months ended December 31, 2023 and 2022, respectively. Includes data center service outage related recoveries of $3.0 million for the three months ended December 31, 2023 and data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023 with no comparable costs in the prior year periods

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 324 Three Months Ended Twelve Months Ended December 31, December 31, US Dollars in $000s 2023 2022 2023 2022 Adjusted Consolidated EBITDA GAAP consolidated net earnings $ 90,608 $ 77,477 $ 281,309 $ 280,608 Interest expense 11,958 11,271 48,576 41,577 Income tax expense 31,567 25,695 96,545 93,825 Depreciation and amortization of property and equipment 6,790 6,333 26,245 23,722 Amortization of intangible assets 10,988 8,077 36,231 32,892 Other* 5,823 6,172 36,101 20,018 Adjusted non-GAAP EBITDA $ 157,734 $ 135,025 $ 525,007 $ 492,642 * Includes transformation costs of $2.6 million and $4.1 million for the three months ended December 31, 2023 and 2022, respectively, and $16.6 million and $12.4 million for the twelve months ended December 31, 2023 and 2022, respectively. Includes data center service outage related recoveries of $3.0 million for the three months ended December 31, 2023 and data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023 with no comparable costs in the prior year periods Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 334 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) 1 Assumed tax rate of 26.0% 2 Average of previous five quarters 3 Computed as GAAP consolidated EFO, net of tax of $109,147 and $107,562 for the twelve months ended December 31, 2023 and 2022, respectively, divided by invested capital 4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital 5 Includes transformation costs of $16.6 million and $12.4 million for the twelve months ended December 31, 2023 and 2022, respectively. Includes certain third-party data center service outage related expenses, net of recoveries of $5.0 million for the twelve months ended December 31, 2023 Twelve Months Ended December 31, US Dollars in $000s 2023 2022 Return on Invested Capital: GAAP consolidated EFO $ 419,795 $ 413,700 Amortization of intangible assets 36,231 32,892 Other5 36,101 20,018 Adjusted non-GAAP consolidated EFO $ 492,127 $ 466,610 Income tax expense1 127,953 121,319 Adjusted non-GAAP consolidated EFO, net of tax $ 364,174 $ 345,291 Average stockholders’ equity2 $ 1,628,480 $ 1,584,075 Average debt2 690,402 713,279 Average cash2 (209,674) (131,283) Invested Capital $ 2,109,208 $ 2,166,071 Adjusted non-GAAP ROIC (from GAAP consolidated EFO)3 14.7% 14.1 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)4 17.3% 15.9%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 344 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Twelve Months Ended December 31, US Dollars in $000s 2023 Adjusted Free Cash Flow: Net cash provided by operating activities $ 619,531 Less: Purchases of property and equipment 39,252 Adjusted non-GAAP free cash flow $ 580,279 Net cash used in investing activities $ (505,201) Net cash used in financing activities $ (16,712) Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 281,309 Amortization of intangible assets 36,231 Other 36,101 Income taxes on non-GAAP adjustments (18,016) Adjusted non-GAAP consolidated net earnings $ 335,625 Net cash provided by operating activities as % net earnings 220 % Adjusted free cash flow as % of adjusted net earnings 173% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) certain third-party data center service outage related expenses and recoveries, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 354 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended Three Months Ended Three Months Ended March 31, June 30, September 30, US Dollars in $000s, except per share data 2023 2022 2023 2022 2023 2022 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 77,461 $ 79,849 $ 118,611 $ 129,556 $ 91,862 $ 90,279 Amortization of intangible assets 8,310 7,925 8,285 7,904 8,648 8,986 Other 8,186 1,783 2,812 4,234 19,280 7,829 Adjusted non-GAAP consolidated EFO $ 93,957 $ 89,557 $ 129,708 $ 141,694 $ 119,790 $ 107,094 GAAP EFO as a percentage of net sales 3.3% 3.0% 5.0% 4.7% 4.1% 3.6% Adjusted non-GAAP EFO as a percentage of net sales 4.0% 3.4% 5.5% 5.2% 5.3% 4.2% Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 49,972 $ 56,631 $ 80,482 $ 89,184 $ 60,247 $ 57,316 Amortization of intangible assets 8,310 7,925 8,285 7,904 8,648 8,986 Other 8,186 1,783 2,812 4,234 19,280 7,829 Income taxes on non-GAAP adjustments (4,201) (2,400) (3,032) (3,078) (6,496) (4,295) Adjusted non-GAAP consolidated net earnings $ 62,267 $ 63,939 $ 88,547 $ 98,244 $ 81,679 $ 69,836 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 1.34 $ 1.53 $ 2.17 $ 2.42 $ 1.62 $ 1.58 Amortization of intangible assets 0.22 0.21 0.22 0.21 0.23 0.25 Other 0.22 0.05 0.08 0.11 0.52 0.22 Income taxes on non-GAAP adjustments (0.11) (0.06) (0.08) (0.08) (0.17) (0.12) Impact of benefit from note hedge 0.11 0.08 0.17 0.12 0.17 0.06 Adjusted non-GAAP diluted EPS $ 1.78 $ 1.81 $ 2.56 $ 2.78 $ 2.37 $ 1.99 Shares used in diluted EPS calculation 37,207 36,981 37,039 36,821 37,203 36,340 Impact of benefit from note hedge (2,310) (1,677) (2,516) (1,539) (2,774) (1,187) Shares used in Adjusted non-GAAP diluted EPS calculation 34,897 35,304 34,523 35,282 34,429 35,153 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) certain third-party data center service outage related expenses, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 364 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data 2018 2019 2020 2021 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 233,483 $ 240,594 $ 271,575 $ 332,061 Amortization of intangible assets 15,737 22,985 37,535 32,045 Other 3,706 18,268 13,278 (1,634) Adjusted non-GAAP consolidated EFO $ 252,926 $ 281,847 $ 322,388 $ 362,472 GAAP EFO as a percentage of net sales 3.3% 3.1% 3.3% 3.5 % Adjusted non-GAAP EFO as a percentage of net sales 3.6% 3.6% 3.9% 3.8 % Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 163,677 $ 159,407 $ 172,640 $ 219,345 Amortization of intangible assets 15,737 22,985 37,535 32,045 Amortization of debt discount and issuance costs — 4,223 11,585 12,124 Other 3,706 18,268 13,278 (1,634) Income taxes on non-GAAP adjustments (4,767) (10,073) (15,583) (10,325) Adjusted non-GAAP consolidated net earnings $ 178,353 $ 194,810 $ 219,455 $ 251,555 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 4.55 $ 4.43 $ 4.87 $ 5.95 Amortization of intangible assets 0.43 0.64 1.06 0.87 Amortization of debt discount and issuance costs — 0.12 0.33 0.33 Other 0.10 0.51 0.37 (0.04) Income taxes on non-GAAP adjustments (0.13) (0.28) (0.44) (0.28) Impact of benefit from note hedge — — — 0.27 Adjusted non-GAAP diluted EPS $ 4.95 $ 5.42 $ 6.19 $ 7.10 Shares used in diluted EPS calculation 36,009 35,959 35,444 36,863 Impact of be ef t from note hedge — — — (1,453) Shares used in Adjusted non-GAAP diluted EPS calculation 36,009 35,959 35,444 35,410 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 374 Financial Results by Offering Category US Dollars in $000s FY 2021 Q1-22 Q2-22 Q3-22 Q4-22 FY 2022 Q1-23 Q2-23 Q3-23 Q4-23 FY 2023 Consolidated IEI by Offering Category Hardware $ 5,889,510 $ 1,673,588 $ 1,731,116 $ 1,572,275 $ 1,473,916 $ 6,450,895 $ 1,328,845 $ 1,310,273 $ 1,301,155 $ 1,148,664 $ 5,088,937 Software 2,230,617 636,699 618,126 596,922 645,145 2,496,892 638,800 635,336 588,999 679,316 2,542,451 Total Products 8,120,127 2,310,287 2,349,242 2,169,197 2,119,061 8,947,787 1,967,645 1,945,609 1,890,154 1,827,980 7,631,388 Agent Services 521,687 126,049 168,373 138,617 159,546 592,585 143,543 178,948 154,168 188,305 664,964 Insight Delivered Services 794,299 214,514 225,762 226,540 224,003 890,819 212,759 225,039 221,964 219,726 879,488 Total Services 1,315,986 340,563 394,135 365,157 383,549 1,483,404 356,302 403,987 376,132 408,031 1,544,452 Total Net Sales $ 9,436,113 $ 2,650,850 $ 2,743,377 $ 2,534,354 $ 2,502,610 $ 10,431,191 $ 2,323,947 $ 2,349,596 $ 2,266,286 $ 2,236,011 $ 9,175,840 Product Cost $ 7,380,908 $ 2,107,209 $ 2,135,895 $ 1,956,679 $ 1,911,469 $ 8,111,252 $ 1,772,729 $ 1,749,448 $ 1,697,543 $ 1,639,458 $ 6,859,178 Services Cost 607,648 164,780 169,593 178,417 170,582 683,372 159,903 166,958 159,873 160,403 647,137 Total Cost of Goods Sold $ 7,988,556 $ 2,271,989 $ 2,305,488 $ 2,135,096 $ 2,082,051 $ 8,794,624 $ 1,932,632 $ 1,916,406 $ 1,857,416 $ 1,799,861 $ 7,506,315 Product Gross Profit $ 739,219 $ 203,078 $ 213,347 $ 212,518 $ 207,592 $ 836,535 $ 194,916 $ 196,161 $ 192,611 $ 188,522 $ 772,210 Services Gross Profit 708,338 175,783 224,542 186,740 212,967 800,032 196,399 237,029 216,259 247,628 897,315 Total Gross Profit $ 1,447,557 $ 378,861 $ 437,889 $ 399,258 $ 420,559 $ 1,636,567 $ 391,315 $ 433,190 $ 408,870 $ 436,150 $ 1,669,525 % of Total Net Sales Hardware 62% 63% 63% 62% 59% 62% 57% 56% 57% 51% 55 % Software 24% 24% 23% 24% 26% 24% 27% 27% 26% 30% 28 % Total Products 86% 87% 86% 86% 85% 86% 85% 83% 83% 82% 83 % Agent Services 6% 5% 6% 5% 6% 6% 6% 8% 7% 8% 7 % Insight Delivered Services 8% 8% 8% 9% 9% 9% 9% 10% 10% 10% 10 % Total Services 14% 13% 14% 14% 15% 14% 15% 17% 17% 18% 17% % of Total Services Net Sales Agent Services 40% 37% 43% 38% 42% 40% 40% 44% 41% 46% 43 % Insight Delivered Services 60% 63% 57% 62% 58% 60% 60% 56% 59% 54% 57 % Note: Numbers may not foot or cross foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 384 Convertible Senior Notes • Insight Convertible Senior Notes - $350 million principal • Required to settle the convertible notes principal/par value in cash • Excess required to be settled in shares resulting in dilution in GAAP reported Diluted Earnings Per Share (“DEPS”) • DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting and are a non-GAAP exclusion for the Company (up to the strike price of the warrants of $103.12) • The bond hedge effectively raises the potential dilution point of the convertible notes and call spread from $68.32 up to $103.12, as illustrated below: NSIT stock price Relevance of stock price Net shares owed on Convertible Notes Net shares received from bond hedge Net shares owed on Warrants GAAP additional dilution * Non-GAAP additional dilution * $ 51.56 Price at issuance of Notes — — — — — $ 68.32 Conversion price of Notes — — — — — $ 88.82 Market trigger price 1,182,606 (1,182,606) — 1,182,606 — $ 103.12 Warrants strike price 1,729,056 (1,729,056) — 1,729,056 — $ 120.00 Example average quarterly stock price 2,206,493 (2,206,493) 720,658 2,927,151 720,658 $ 140.00 Example average quarterly stock price 2,623,160 (2,623,160) 1,349,587 3,972,747 1,349,587 $ 150.00 Example average quarterly stock price 2,789,827 (2,789,827) 1,601,158 4,390,985 1,601,158 Example calculation - net shares owed on Warrants Warrants issued [a] Excess ave. share price [b] Value of excess [c = a x b] Dilutive shares [d = c / $120] $120 average share price for quarter 5,123,160 $ 16.88 $ 86,478,941 720,658 *Additional shares to be included in our weighted average shares outstanding calculation for each quarter